UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 20, 2008

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-144337	75-2749762
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

15305 Dallas Parkway
Suite 1600
Addison, Texas		75001
(Address of principal		(Zip code)
executive offices)
Registrant’s telephone number, including area code: (972) 713-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     Attached hereto is a copy of a presentation made by a senior officer of United Surgical Partners International, Inc. (the “Company”) on November 20, 2008 at the Bank of America 2008 Credit Conference in Orlando, Florida. A copy of the presentation is attached hereto as Exhibit 99.1. The presentation is also available on the Company’s website at www.unitedsurgical.com.
     In accordance with General Instruction B.2. of Form 8-K, the information furnished in this report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Presentation by the Company made on November 20, 2008 at the Bank of America 2008 Credit Conference
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
	By:	/s/ John J. Wellik
John J. Wellik
Date: November 20, 2008		Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Presentation by the Company made on November 20, 2008 at the Bank of America 2008 Credit Conference